Exhibit 32.2
Certification pursuant to 18 U.S.C. Section 1350,
as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Form 10-Q of Associated Materials, LLC (the “Company”) for the period ended April 4, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cynthia L. Sobe, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 19, 2009	By:	/s/ Cynthia L. Sobe
Cynthia L. Sobe
Vice President — Chief Financial Officer, Treasurer and Secretary
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.